                             LETTER OF TRANSMITTAL
                       TO ACCOMPANY CERTIFICATES FORMERLY
         REPRESENTING SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE,
                                       OF
                                PANAVISION INC.
                   SURRENDERED IN CONNECTION WITH THE MERGER
                                       OF
                             PX MERGER CORPORATION,
                           A CORPORATION ORGANIZED BY
                            PX HOLDING CORPORATION,
                                 WITH AND INTO
                                PANAVISION INC.

     This Letter of Transmittal is to accompany certificates for shares of common stock, par value $.01 per share ('Panavision Common Stock'), of Panavision Inc. ('Panavision') if such certificates have not been submitted pursuant to an effective election to retain shares of Panavision Common Stock ('Non-Cash Election Shares') in connection with the merger (the 'Merger') of PX Merger Corporation ('Merger Sub') with and into Panavision, which became effective on June [ ], 1998.

     HOLDERS OF PANAVISION COMMON STOCK WHO HAVE PREVIOUSLY MADE AN EFFECTIVE ELECTION TO RETAIN NON-CASH ELECTION SHARES NEED NOT SUBMIT THIS LETTER OF TRANSMITTAL WITH RESPECT TO THE SHARES COVERED BY SUCH ELECTION.

     By delivering certificates for shares of Panavision Common Stock (the 'Common Stock Certificates'), the registered holder of such certificates releases Panavision, Merger Sub and their respective affiliates, directors, officers, employees, partners, agents, advisors and representatives, and their respective successors and assigns, from any and all claims arising from or in connection with the purchase or ownership of such Panavision Common Stock or the exchange of such Panavision Common Stock pursuant to the Recapitalization Agreement (as defined herein).

          TO: CHASEMELLON SHAREHOLDER SERVICES, L.L.C., EXCHANGE AGENT

                BY HAND:                           BY OVERNIGHT COURIER:                            BY MAIL:

                                                  ChaseMellon Shareholder
        ChaseMellon Shareholder                       Services, L.L.C.                      ChaseMellon Shareholder
            Services, L.L.C.                         85 Challenger Road                         Services, L.L.C.
        120 Broadway, 13th Floor                      Mail Drop-Reorg                         Post Office Box 3301
        New York, New York 10271             Ridgefield Park, New Jersey 07660         South Hackensack, New Jersey 07606
  Attention: Reorganization Department      Attention: Reorganization Department      Attention: Reorganization Department

                             TOLL FREE NUMBER: None

                            ------------------------


                        FOR GUARANTEE OF DELIVERY ONLY:
                        FACSIMILE NUMBER: (201) 329-8936
                       CONFIRM FACSIMILE: (201) 296-4860
                               INFORMATION AGENT:

                             D.F. King & Co., Inc.
                                77 Water Street
                            New York, New York 10005
                 Banks and Brokers Call Collect: (212) 269-5550
                   All Others Call Toll-Free: (800) 758-5378

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OR FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS FORM WHERE INDICATED BELOW. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS FORM IS COMPLETED.

     List below the Common Stock Certificates to which this Letter of Transmittal relates. If the space provided below is inadequate, the information shown in the space below with respect to the Common Stock Certificates should be listed on a separate signed schedule affixed hereto.

Box I

                      DESCRIPTION OF SHARES SURRENDERED
                 SHARES OF PANAVISION COMMON STOCK SUBMITTED
                  (ATTACH SEPARATE SIGNED LIST IF NECESSARY)

                                                                                                  TOTAL NUMBER OF
                                                                                                      SHARES
                                                                                  COMMON STOCK    REPRESENTED BY
                                                                                   CERTIFICATE     COMMON STOCK
               NAME(S) AND ADDRESS(ES)* OF REGISTERED HOLDER(S)                     NUMBER(1)       CERTIFICATE
-----------------------------------------------------------------------------------------------------------------

                                                                                  ------------    ---------------
                                                                                  ------------    ---------------
                                                                                  ------------    ---------------
                                                                                  ------------    ---------------
                                                                                  ------------    ---------------
                                                                                  ------------    ---------------
-----------------------------------------------------------------------------------------------------------------

                                                                                      TOTAL
                                                                                    SHARES OF
                                                                                   PANAVISION
                                                                                  COMMON STOCK

-----------------------------------------------------------------------------------------------------------------


* Only certificates registered in a single form may be submitted with this Letter of Transmittal. If certificates are registered in different forms (e.g., John R. Doe and J.R. Doe), it will be necessary to fill in, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

(1) Stockholders who hold Panavision Common Stock in book-entry form should list their account number.

     IF YOUR CERTIFICATE(S) HAS BEEN LOST, STOLEN OR DESTROYED, CONTACT THE EXCHANGE AGENT IMMEDIATELY AT 1-800-777-3674 (SEE INSTRUCTION C4).

                         ------------------------------

Ladies and Gentlemen:

     Pursuant to the Agreement of Recapitalization and Merger, dated as of December 18, 1997, (the 'Recapitalization Agreement') by and among Panavision, PX Holding Corporation ('PX Holding') and Merger Sub, providing for the Merger, the undersigned surrenders the enclosed certificate(s) which immediately prior to the Merger represented shares of Panavision Common Stock, in exchange for an amount in cash equal to $27.00 for each share of Panavision Common Stock (the 'Cash Price'), subject to the proration procedures as described in the Proxy Statement (as defined below).

     It is understood that for a holder of a certificate to receive the Cash Price or, in the case of proration, certificates for Non-Cash Election Shares, the Exchange Agent must receive (i) this Letter of Transmittal properly completed, (ii) certificates representing such holder's shares of Panavision Common Stock and (iii) any other documents required by this Letter of Transmittal. It is further understood that this Letter of Transmittal is subject to (a) the terms, conditions and limitations set forth in the Proxy Statement, dated May [ ], 1998, relating to the Merger (the 'Proxy Statement'), receipt of which is hereby acknowledged by the undersigned, (b) the terms, conditions and limitations set forth in the Recapitalization Agreement and (c) the instructions herein. The acceptance by the Exchange Agent on behalf of Panavision of the Cash Price or, in the case of proration certificates for Non-Cash Election Shares, delivered pursuant to this Letter of Transmittal will constitute a binding agreement between the undersigned and Panavision upon the terms and subject to the conditions of (a), (b) and (c) listed above.

     The undersigned represents and warrants that the undersigned has full power and authority to surrender the Common Stock Certificate(s) surrendered herewith or covered by an affidavit and indemnification for mutilated, lost, destroyed or stolen Common Stock Certificate(s) or a guarantee of delivery, free and clear of any liens, claims, charges or encumbrances whatsoever. The undersigned understands and acknowledges that the method of delivery of the Common Stock Certificate(s) and all other required documents is at the option and risk of the undersigned and that the risk of loss and title to such Common Stock Certificate(s) shall pass only after the Exchange Agent has actually received the Common Stock Certificate(s). All questions as to the surrender of Common Stock Certificate(s) hereunder shall be determined by the Exchange Agent in its reasonable discretion, and such determination shall be binding and conclusive. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Exchange Agent or Panavision to be necessary or desirable to complete the sale, assignment, transfer, cancellation and retirement of the shares of Panavision Common Stock delivered herewith. No authority hereby conferred or agreed to be conferred hereby shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

     The undersigned authorizes and instructs you, as Exchange Agent, to deliver such certificates of Panavision Common Stock to the Company and to receive on behalf of the undersigned, for the shares of Panavision Common Stock represented thereby, any check for cash or, in the event of proration, certificate for

Non-Cash Election Shares issuable in the Merger in accordance with the Recapitalization Agreement.

     Unless otherwise indicated in the box entitled 'Special Payment Instructions,' please issue any check or, in the event of proration, register any Common Stock Certificate for shares of Panavision Common Stock in the name of the registered holder(s) of the shares of Panavision Common Stock appearing above in the box entitled 'Description of Shares Surrendered.' Similarly, unless otherwise indicated in the box entitled 'Special Delivery Instructions,' please issue any check or, in the event of proration, mail certificates for shares of Panavision Common Stock to the registered holder(s) of such shares at the address(es) of the registered holder(s) appearing above in the box entitled 'Description of Shares Surrendered.' In the event that the boxes entitled 'Special Payment Instructions' and 'Special Delivery Instructions' are both completed, please issue any check or, in the event of proration, issue any Certificates for shares of Panavision Common Stock in the name(s) of, and mail such certificate to, the person(s) so indicated.

BOX II                                                     BOX III

      SPECIAL PAYMENT INSTRUCTIONS                         SPECIAL DELIVERY INSTRUCTIONS
            (SEE INSTRUCTIONS C5 AND C6)                   (SEE INSTRUCTION C7)

     To be completed ONLY if the check is to be made       To be completed ONLY if the check or, in the case of
payable to, or, in the case of proration, the              proration, the certificates for Non-Cash Election Shares,
certificates for Non-Cash Election Shares are to be        are to be mailed to someone other than the undersigned or
registered in, the name of someone other than the          to the undersigned at an address other than that shown
undersigned.                                               under 'Description of Shares Surrendered.'

                                                           MAIL CERTIFICATES TO:

Name:                                                      Name:
     -----------------------------------------------            -------------------------------------------------
                      (PLEASE PRINT)                                             (PLEASE PRINT)

Address:                                                   Address:
        ---------------------------------------------               ---------------------------------------------
                                           (ZIP CODE)                                                  (ZIP CODE)

-----------------------------------------------------

BOX IV

                     SIGN HERE

                                                           Name(s):

-----------------------------------------------------               --------------------------------------------
                      (PLEASE PRINT                                          (SIGNATURE(S) OF OWNER(S))

                                                           Capacity (full title):
                                                                                 ------------------------------
Must be signed by registered owner(s) exactly as name(s)   Address:
appear(s) on stock certificate(s) or by person(s)                  --------------------------------------------
authorized to become registered holder(s) by certificates
and documents transmitted herewith. If signature is by     ----------------------------------------------------
attorney, executor, administrator, trustee or guardian or                                            (ZIP CODE)
others acting in a fiduciary capacity, set forth full      ----------------------------------------------------
title and see Instruction C3.                                        (AREA CODE AND TELEPHONE NUMBER)

                                                           ----------------------------------------------------
                                                                        (TAXPAYER IDENTIFICATION OR
                                                                          SOCIAL SECURITY NUMBER)
                                                           Dated:
                                                                 ----------------------------------------------

BOX V

                                             GUARANTEE OF SIGNATURE(S)
                            (SEE INSTRUCTIONS C1 AND C6 CONCERNING SIGNATURE GUARANTEE)

If you have filled out the Special Payment Instructions    Authorized
above, you must have your signatures guaranteed. (See      Signature:
Instruction C6.)                                                     -----------------------------------------
                                                           Name:
                                                                ----------------------------------------------
                                                                                 (PLEASE PRINT)
                                                           Firm:
                                                                ----------------------------------------------
Dated:                                                     Address:
      -------------------------------------------------            -------------------------------------------

                                                           ---------------------------------------------------
                                                                                                    (ZIP CODE)
                                                           ---------------------------------------------------
                                                                      (AREA CODE AND TELEPHONE NUMBER)

                                  INSTRUCTIONS

A. ELECTION AND PRORATION PROCEDURES.

     A description of the election and proration procedures is set forth in the Proxy Statement under 'THE MERGER-- Election Procedure' and '--Conversion/Retention of Shares; Procedures for Exchange of Certificates.' A full statement of the election and proration procedures is contained in the Recapitalization Agreement and all Elections are subject to compliance with such procedures. IN CONNECTION WITH MAKING ANY ELECTION, HOLDERS SHOULD READ CAREFULLY, AMONG OTHER MATTERS, THE AFORESAID DESCRIPTION AND STATEMENT AND THE INFORMATION CONTAINED IN THE PROXY STATEMENT UNDER 'THE MERGER--CERTAIN FEDERAL INCOME TAX CONSEQUENCES.'

     AS A RESULT OF THE PRORATION PROCEDURES, HOLDERS WHO ELECT TO RECEIVE THE CASH PRICE FOR THEIR SHARES OF PANAVISION COMMON STOCK MAY BE REQUIRED TO RETAIN A PORTION OF SUCH SHARES. SUCH HOLDERS WILL NOT BE ABLE TO CHANGE THE NUMBER OF NON-CASH ELECTION SHARES OR CASH ELECTION SHARES ALLOCATED TO THEM PURSUANT TO SUCH PROCEDURES.

B. RECEIPT OF CHECK OR CERTIFICATES IN EXCHANGE FOR PANAVISION COMMON STOCK.

     The Exchange Agent will, as soon as practicable, mail a check from Panavision for an amount equal to $27.00 in cash with respect to each share of Panavision Common Stock which is submitted with any Letter of Transmittal, subject to the proration procedures as described in the Proxy Statement.

     AS A RESULT OF PRORATION, HOLDERS OF PANAVISION COMMON STOCK MAY RECEIVE CERTIFICATES FOR NON-CASH ELECTION SHARES INSTEAD OF CASH.

C. GENERAL.

     1. Execution and Delivery. This Letter of Transmittal or a facsimile hereof must be properly filled in, dated and signed in BOX IV, and must be delivered, together with all Common Stock Certificates for such shares of Panavision Common Stock held by such Holder, duly endorsed in blank or otherwise in form acceptable for transfer on the books of Panavision or with a duly signed guarantee of delivery of such Common Stock Certificates to the Exchange Agent at any of the addresses set forth above.

     THE METHOD OF DELIVERY OF ALL DOCUMENTS IS AT THE OPTION AND RISK OF THE HOLDER, BUT IF SENT BY MAIL, REGISTERED MAIL, RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS SUGGESTED.

     2. Inadequate Space. If there is insufficient space on this Letter of Transmittal to list all your Common Stock Certificates, please attach a separate signed schedule containing the information shown in BOX I.

     3. Signatures. The signature (or signatures, in the case of Common Stock Certificates owned by two or more joint holders) on this Letter of Transmittal should correspond exactly with the name(s) as written on the face of the Common Stock Certificates submitted unless the shares of Panavision Common Stock described on this Letter of Transmittal have been assigned by the registered holder(s), in which event this Letter of Transmittal should be signed in exactly the same form as the name of the last transferee indicted on the transfers attached to or endorsed on the Common Stock Certificates.

     If this Letter of Transmittal is signed by a person or persons other than the registered owners of the Common Stock Certificates listed, the Common Stock Certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear on such Common Stock Certificates.

     If this Letter of Transmittal or any Common Stock Certificate(s) or stock power(s) are signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or any other person acting in a representative or fiduciary capacity, the person signing must give such person's full title in such capacity and appropriate evidence of authority to act in such capacity must be forwarded with this Letter of Transmittal.

     4. Lost or Destroyed Certificates. If your Common Stock Certificates have been either lost or destroyed, please make note of this fact on the front of this Letter of Transmittal opposite your name and address and the appropriate forms for replacement will be sent to you. You will then be instructed as to the steps you must take in order to receive any checks or, in the case of proration, a stock certificate(s) representing Non-Cash Election Shares.

     5. Checks or New Certificates in Same Name. If any checks or, in the case of proration, Common Stock Certificate(s) representing Non-Cash Election Shares are to be made payable to the order of, or registered in, exactly the same name(s) that appears on the Common Stock Certificate(s) representing shares of Panavision Common Stock submitted with this Letter of Transmittal, no endorsement of Common Stock Certificate(s) or separate stock power(s) is required.

     6. Checks or New Certificates in Different Name. If the section entitled 'Special Payment Instructions' (BOX II) is completed, then signatures on this Letter of Transmittal must be guaranteed by a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents' Medallion Program (each an 'Eligible Institution'). If the surrendered certificates are registered in the name of a person other than the signer of this Letter of Transmittal, or if the issuance is to be made to a person other than the signer of this Letter of Transmittal, or if the issuance is to be made to a person other than the registered owner(s), then the surrendered Common Stock Certificates must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name(s) of the registered owners appear on such certificate(s) or stock power(s), with the signatures on the Common Stock Certificate(s) or stock power(s) guaranteed by an Eligible Institution as provided herein.

     7. Special Delivery Instructions. If the checks are to be payable to the order of, or the certificates for Non-Cash Election Shares are to be registered in, the name of the registered holder(s) of shares of Panavision Common Stock, but are to be sent to someone other than the registered holder(s) or to an address other than the address of the registered holder, it will be necessary to indicate such person or address in the Section entitled 'Special Delivery Instructions' (BOX III).

     8. Miscellaneous. A single check or, in the case of proration, a single stock certificate representing Non-Cash Election Shares will be issued.

     All questions with respect to this Letter of Transmittal will be determined by Panavision and PX Holding, which deter mination shall be conclusive and binding.

     9. Backup Federal Income Tax Withholding and Substitute Form W-9. Under the 'backup withholding' provisions of Federal income tax law, the Exchange Agent may be required to withhold 31% of the amount of any cash payments made to holders of Panavision Common Stock pursuant to the Merger. To prevent backup withholding, each holder must complete and sign the Substitute Form W-9 included in this Form and either: (a) provide the correct taxpayer identification number ('TIN') and certify, under penalties of perjury, that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service ('IRS') that the holder is subject to backup withholding as a result of failure to report all interest or dividends, or (ii) the IRS has notified the holder that the holder is no longer subject to back withholding; or (b) provide an adequate basis for exemption from backup withholding. If the box in Part 2 of the substitute Form W-9 is checked, the Exchange Agent shall retain 31% of cash payments made to a holder during the sixty (60) day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with his or her TIN within sixty (60) days of the date of the Substitute Form W-9, the Exchange Agent shall remit such amounts retained during the sixty (60) day period to the holder and no further amounts shall be retained or withheld from cash payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with his or her TIN within such sixty (60) day period, the Exchange Agent shall remit such previously retained amounts to the IRS as backup withholding and shall withhold 31% of all cash payments to the holder thereafter until the holder furnishes a TIN to the Exchange Agent. In general, if a holder is an individual, the TIN is the Social Security number of such individual. If the Common Stock Certificates for Panavision Common Stock are registered in more than one name or are not in the name of the actual owner, consult the Guidelines of the IRS for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the Exchange Agent is not provided with the correct TIN or an adequate basis for exemption from backup withholding, the holder may be subject to a $50 penalty imposed by the IRS and backup withholding at a rate of 31%. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. A form for such statements can be obtained from the Exchange Agent.

     For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if Panavision Common Stock is held in more than one name), consult the Guideline of the IRS for Certification of Taxpayer Identification Number on Substitute Form W-9.

     Failure to complete the Substitute Form W-9 will not, by itself, cause Panavision Common Stock to be deemed invalidly tendered, but may require the Exchange Agent to withhold 31% of the amount of any cash payments made pursuant to the Merger. Backup withholding is not an additional federal income tax and may be claimed as a credit against the U.S. federal income tax liability of a holder of Panavision Common Stock, provided that the required information is furnished to the IRS. If backup withholding results in an overpayment of federal income taxes, a refund may be obtained.

     Additional copies of this Form may be obtained from D.F. King & Co., Inc. as Information Agent (whose telephone number is (212) 269-5550 (Call Collect) or 1-800-758-5378 (Toll Free)).

                           IMPORTANT TAX INFORMATION

     In order to ensure compliance with federal income tax requirements, each holder of shares of Panavision Common Stock is requested to provide the Exchange Agent with his or her correct Taxpayer Identification Number and to certify whether he or she is subject to backup federal income tax withholding by completing and signing the Substitute Form W-9 below. See Instruction D10 and accompanying Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

                           PAYER'S NAME: CHASE MELLON SHAREHOLDER SERVICES, L.L.C.
                                PART 1--Please provide your TIN in the box at right
                                and certify by signing and dating below. For
SUBSTITUTE                      individuals, this is your social security number.    ------------------------
FORM W-9                        is your social security number.                       Social Security Number
DEPARTMENT OF THE TREASURY                                                                      or
INTERNAL REVENUE SERVICE                                                             Taxpayer Identification
                                                                                              Number
PAYOR'S REQUEST FOR             PART 2--Awaiting TIN / /
TAXPAYER IDENTIFICATION
NUMBER ('TIN')                  CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT (1) the number
                                Identification Number (TIN) shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me) and
                                (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue
                                Service (IRS) that I am subject to backup withholding as a result of the failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                                Signature                                      Date
                                         -------------------------------------     ------------------------


                                You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you receive another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY
      IMPOSED BY THE IRS AND BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9.

            CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a TIN has not been issued to me, and either that (i) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a TIN within sixty (60) days.

Signature                                    Date
          -------------------------------        -------------------------------